                                                                   Exhibit 10.14

                AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT

         This Amendment No. 2 dated as of July 17, 1998 further amends the Registration Rights Agreement dated as of August 29, 1997 (the "Agreement") by and among Vista Hospice Care, Inc., a Delaware corporation (the "Company"), and certain holders of capital stock of the Company (the "Purchasers"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement. The undersigned Purchasers hold at least 90% of the Common Shares held by all Holders.

         Reference is hereby made to the following documents:

         A. The Stock Purchase Agreement dated November 22, 1995 (the "Bessemer Purchase Agreement") pursuant to which certain of the Purchasers (the "Bessemer Purchasers") purchased common stock of the Company and, in connection therewith, were granted certain registration rights;

         B. Amendment No. 1 to the Bessemer Purchase Agreement dated March 20, 1997 (the "Lighthouse Agreement") pursuant to which Lighthouse Capital Partners II, L.P. ("Lighthouse"), one of the Purchasers, purchased common stock of the Company and, in connection therewith, was granted certain registration rights;

         C. The Stock Purchase Agreement dated as of August 29, 1997 (the "HCCP Purchase Agreement") pursuant to which certain of the Purchasers purchased Series B preferred stock of the Company, which shares have been redesignated as Series B-1 preferred stock ("Series B-1 Shares"), and common stock of the Company;

         D. The Preferred Stock Purchase Agreement of even date herewith (the "1998 Purchase Agreement") pursuant to which certain of the Purchasers are purchasing shares of the Company's Series B-2 preferred stock, ("Series B-2 Shares" and together with the Series B-1 Shares, "Series B Shares"); and

         E. Amendment No. 1 to Vista Hospice Care, Inc. Registration Rights Agreement dated June 15, 1998 pursuant to which the Agreement was amended in contemplation of a proposed reorganization of the Company.

         WHEREAS, the parties desire that the holders of the Series B-2 Shares issued pursuant to the 1998 Purchase Agreement have rights with respect to the registration of the common stock of the Company issuable upon conversion thereof comparable to and integrated with the rights of the original parties to the Agreement.

         In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

         1. Amendment of Bessemer Purchase Agreement and Amendment of Lighthouse Agreement. The provisions of the Bessemer Purchase Agreement and the Lighthouse Agreement superseded by the provisions of Sections 2-12 of the Agreement are further amended to reflect the amendments set forth herein and any subsequent amendments to the Agreement.

         2.       Definitions. The definition of "Common Shares" as set forth in
Section 2 of the Agreement is hereby deleted in its entirety and superseded by the following:

                  "Common Shares" shall mean shares of common stock of the Company (i) purchased by a Purchaser pursuant to the Bessemer Purchase Agreement, (ii) purchased by Lighthouse pursuant to the Lighthouse Agreement, (iii) into which the shares of Series A-1 Preferred Stock, $.01 par value per share, of the Company purchased by the Bessemer Purchasers pursuant to the Bessemer Purchase Agreement have been converted or are convertible, (iv) into which the Series B Shares purchased by a Purchaser at any time pursuant to the HCCP Purchase Agreement or the 1998 Purchase Agreement have been converted or are convertible, (v) purchased by a Purchaser pursuant to the HCCP Purchase Agreement, (vi) acquired by Purchaser, or their assigns, pursuant to preemptive, first refusal or similar rights or upon conversion or exercise of securities acquired pursuant to said rights, and (vii) acquired in respect of the foregoing upon stock dividends, subdivisions, combinations or other capital changes.

         3.       Notices.

                  (a) Section 12.2(a) is hereby amended to substitute the following for Cooley Godward LLP as the recipient of a copy of all communications under the Agreement to any Bessemer Purchaser other than Barry M.
Smith:

                        Choate, Hall & Stewart
                        Exchange Place
                        53 State Street
                        Boston, MA  02110
                        Telecopier Number: (617) 248-4000
                        Attn:  Robert V. Jahrling, Esq.

                  (b) Section 12.2(d) of the Agreement is hereby amended to substitute the following in lieu of Gregg A. Griner, Esq. as the recipient of a copy of all communications under the Agreement to the Company or Barry M. Smith:

                        Robert V. Jahrling, Esq.
                        Choate, Hall & Stewart
                        Exchange Place
                        53 State Street
                        Boston, MA 02109

         All other terms and conditions of the Agreement remain unchanged and in full force and effect.


              [The rest of this page is intentionally left blank.]

         IN WITNESS WHEREOF, this Amendment No. 2 has been executed as of the date first above written.

                                    VISTA HOSPICE CARE, INC.

                                    By:   /s/ Barry M. Smith
                                          ------------------------------
                                          Barry M. Smith, President


                                    BESSEMER VENTURE PARTNERS III L.P.
                                    By:   Deer III & Co., general
                                          partner

                                    By:   /s/ Robert H. Buescher
                                          ------------------------------
                                          Robert H. Buescher,
                                          general partner


                                    BVP III SPECIAL SITUATIONS L.P.
                                    By:   Deer III & Co. LLC, general partner

                                    By:   /s/ Robert H. Buescher
                                          ------------------------------
                                          Robert H. Buescher,
                                          Manager


                                    *
                                      ----------------------------------
                                      William T. Burgin


                                    BRIMSTONE ISLAND CO. L.P.

                                    By: *
                                          ------------------------------


                                    *
                                      ----------------------------------
                                      Neill H. Brownstein


                                    /s/ Robert H. Buescher
                                    ------------------------------------
                                    Robert H. Buescher

                                    *
                                      ----------------------------------
                                      G. Felda Hardymon


                                    *
                                      ----------------------------------
                                      Christopher F. O. Gabrieli


                                    GABRIELI FAMILY FOUNDATION

                                    By: *
                                          ------------------------------


                                    *
                                      ----------------------------------
                                      Michael I. Barach


                                    *
                                      ----------------------------------
                                      David J. Cowan


                                    *
                                      ----------------------------------
                                      Gautam A. Prakash


                                    *
                                      ----------------------------------
                                      Robi L. Soni


                                    *
                                      ----------------------------------
                                      Rodney A. Cohen

                                    *
                                      ----------------------------------
                                      Richard R. Davis


                                    *
                                      ----------------------------------
                                      Adam P. Godfrey


                                    BELISARIUS CORPORATION

                                    By: *
                                          ------------------------------

                                    *
                                      ----------------------------------
                                      Robert J. S. Roriston



                                    QUENTIN CORPORATION

                                    By: *
                                          ------------------------------



                                  * By:    /s/ Robert H. Buescher
                                          ------------------------------
                                          Robert H. Buescher,
                                          attorney-in-fact


                                    /s/ Barry M. Smith
                                    ------------------------------------
                                    Barry M. Smith


                                    HEALTH CARE CAPITAL PARTNERS, L.P.
                                    By Ferrer Freeman Thompson & Co.
                                    LLC, its General Partner

                                    By:    /s/ Robert T. Thompson
                                          ------------------------------
                                          Robert T. Thompson,
                                          Manager


                                    HEALTH CARE EXECUTIVE PARTNERS, L.P.
                                    By Ferrer Freeman Thompson & Co.
                                    LLC, its General Partner

                                    By:    /s/ Robert T. Thompson
                                          ------------------------------
                                          Robert T. Thompson,
                                          Manager


                                    LIGHTHOUSE CAPITAL PARTNERS, II, L.P.
                                    By:   Lighthouse Management
                                          Partners, II, L.P.
                                          its general partner

                                    By:   Lighthouse Capital Partners,
                                          Inc., its general partner

                                    By:    /s/ Gwill E. York
                                         -------------------------------
                                    Name: Gwill E. York
                                          ------------------------------
                                    Title: Managing Director
                                          ------------------------------